Exhibit 10.67

I#: 2014083632 BK: 18349     PG: 942, 03/25/2014 at 04:49 PM, RECORDING 3 PAGES $27.00    KEN BURKE, CLERK OF COURT AND COMPTROLLER PINELLAS COUNTY, FL BY DEPUTY CLERK: CLKDUlO

THIS DOCUMENT WAS PREPARED BY

AND AFTER RECORDING RETURN TO:

Stephen F. Katz, Esq.

Greenberg Traurig, P.A.

40 l East Las Olas Boulevard

Suite 2000

Fort Lauderdale, Florida 33301

ASSIGNMENT OF MORTGAGE

FOR VALUE RECEIVED, BANK OF AMERICA, N.A., a national banking association ("Assignor"), the legal owner and holder of a loan (the "Loan") which is (i) evidenced by that certain Promissory Note dated September 28, 2012 in the original principal amount of $34,000,000.00, executed by WATERTON LANSBROOK VENTURE, L.L.C., a Delaware limited liability company ("Borrower"), in favor of Assignor (the "Note") and (ii) secured by that certain Mortgage, ·Assignment of Rents, Security Agreement and Fixture Filing from Borrower recorded in Official Records Book 17747, Page 111, as modified by that certain Amendment to Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, Notice of Future Advance and Spreader Agreement recorded in Official Records Book 18055, Page 262 and by that certain Second Amendment to Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, Notice of Future Advance and Spreader Agreement recorded in Official Records Book 18275, Page 1005, all of the public records of Pinellas County, Florida (collectively, the "Mortgage") relating to certain real property more particularly described in the Mortgage, having contemporaneously endorsed over to GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Assignee"), the Note, for a good and valuable consideration paid to Assignor, the receipt and sufficiency of which is hereby acknowledged, has BARGAINED, SOLD, ASSIGNED, CONVEYED AND DELIVERED and by these presents does hereby BARGAIN, SELL, ASSIGN, CONVEY AND DELIVER UNTO ASSIGNEE, without recourse or warranty, except as set forth below, all of Assignor's right, title and interest in and to the Note and the Mortgage.

Assignor hereby represents and warrants that it is now the sole legal owner and holder of the Note, the Mortgage and the debt secured thereby, and has the right, power and authority to make the within assignment; and that it has not executed any prior assignment or pledge of the Note, the Mortgage or the debt secured thereby and the outstanding principal balance of the Note as of the date hereof is $25,885,543. 15. In all other respects, this Assignment of Mortgage is made without recourse, representation or warranty.

This Assignment shall inure to the benefit of Assignee and Assignee's heirs, legal representatives, successor and assigns.

This Assignment of Mortgage shall be governed by the laws of the State of Florida.

IN WITNESS WHEREOF, Assignor has caused this Assignment of Mortgage to be executed by its proper officer as of the 21st of March, 2014.

SIGNED, SEALED AND DELIVERED	ASSIGNOR:
IN THE PRESENCE OF:
BANK OF AMERICA, N.A., a National
Banking Association

/s/ Cindy Ryan
Print Name: Cindy Ryan	By:	/s/ Jared Rothgeb
Name: Jared Rothgeb
		Title:	Vice President

/s/ Keegan Koch
Print Name: Keegan Koch	Address:
135 S. LaSalle St. Ste. 630
Chicago, IL 60603

STATE OF ILLINOIS	)
)ss:
COUNTY OF COOK	)

The foregoing instrument was acknowledged before me this 21st day of March, 2014 by Jared Rothgeb as Vice President of Bank of America, N.A. a National Banking Association on behalf of said entity. He/she personally appeared before me, is personally known to me or produced an Illinois Driver’s License as identification.

	Notary:	/s/ Lisa Colbert

[NOTARIAL SEAL]	Print Name:	Lisa Colbert

	Notary Public, State of	Illinois

My Commission Expires: December 7, 2015

“OFFICIAL SEAL”
LISA A. COLBERT
Notary Public State of Illinois
My Commission Expires December 07, 2015

ALLONGE

Allonge attached to Promissory Note dated September 28, 2012 in the original principal amount of $34,000,000.00, executed by WATERTON LANSBROOK VENTURE, L.L.C., a Delaware limited liability company, payable to the order of BANK OF AMERICA, N.A., a national banking association.

Pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, without recourse, warranty or representation (except as set forth in that certain Assignment of Mortgage dated of even date herewith made by Bank of America, N.A. in favor of General Electric Capital Corporation).

BANK OF AMERICA, N.A., a national banking association

By:	/s/ Jared Rothgeb
Name: Jared Rothgeb
Title: Vice President

Dated: March 21, 2014